SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 16, 2006


                                     Rudy 45
             (Exact name of registrant as specified in its charter)


           Nevada                 000-29475               88-0491630
          --------               -----------             ------------
(State or other jurisdiction   (Commission File         (I.R.S. Employer
      of Incorporation)             Number)           Identification Number)


  2633 Lincoln Boulevard, Suite 117, Santa Monica, CA             90405
  ----------------------------------------------------            -----
        (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: 310-452-3206


               ---------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.


By letter dated June 13, 2006, received June 16, 2006, Squar, Milner, Reehl & Williamson, LLP ("Squar Milner"), the auditor for the Company's annual report for the fiscal year ended July 31, 2005 and the auditor expected to audit the Company's annual report for the fiscal year ended July 31, 2006, withdrew as the auditor of record of the Company, effective June 12, 2006. [No new independent accountant has been engaged as the principal accountant to audit the Company's financial statements.]

In its letter, Squar Milner stated the reasons for its resignation: (1) the Company's having filed on March 16, 2006 its Form 10-Q for the quarter ended January 31, 2006 without the required pre-filing review by its certifying accountant, without any disclosure to that effect in its filing and without Squar Milner's knowledge; and (2) the potential impact of the possible transaction described in Item 8.01 in the Form 8-K filed May 4, 2006 and the disagreement between present and former management as to its validity.

With respect to (2), Squar Milner stated in its letter that if the possible transaction exists, it would be material to the Company's financial statements as of July 31, 2005 and it was not reflected in the audited financial statements as of July 31, 2005.

Also with respect to (2), Squar Milner stated in its letter that the conclusion of the Company's review of a letter dated June 7, 2006 from former officer/director Harold R, Hunt Jr. [who was removed on June 2, 2006] concerning certain representations made in the Form 8-K filed June 6, 2006 may materially impact the fairness or reliability of the Company's financial statements as of July 31, 2005 and subsequently, and/or cause Squar Miner to be unwilling to rely on management's representation or to be associated with the Company's financial statements.

Squar Miner stated in its letter that it did not become aware of the Company's Form 10-Q filing on March 16, 2006, referenced in the second paragraph above, until late April 2006.

Squar Milner stated in its letter that except as described in the following paragraph, it did not advise the Company during the years ended July 31, 2004 and 2005 and the subsequent period ended June 12, 2006 with respect to any matters described in paragraphs (a)(1)(iv)(A) or (B) of Item 304 of Regulation S-X. [The Item provides, in pertinent part: "State whether during the registrant's two most recent fiscal years and any subsequent interim period preceding such resignation...there were any disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.]

Squar Milner stated in its letter that prior to August 2005, it advised the Company's board of directors about the following material weaknesses in internal control over financial reporting: the Company did not have sufficient staffing in the financial reporting/accounting department regarding the specialized knowledge and expertise in accounting principles generally accepted in the United States ("GAAP") and SEC accounting an financial reporting rules and regulations that are necessary to (1) prevent errors in financial reporting and related disclosures and (2) otherwise comply with GAAP and applicable SEC rules and regulations. Squar Sanders also stated that the Company terminated Mr. [Thomas] Wagner [the Company's chief compliance officer] effective June 2, 2006 so that it appears that the material weaknesses in internal control over financial reporting exists as of June 2, 2006. [No new chief compliance officer has been employed by the Company.]

Squar Milner also stated that they had withdrawn the report resulting from their audit of our July 31, 2005 financial statements and that public disclosure should be promptly made to prevent future reliance on such audit report and on the completed interim review relating to the Company's October 31, 2005 financial statements.

Squar Milner's also stated that present and former management currently disagree as to the validity of the transaction described in Item 8.01 of the Form 8-K we

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filed on June 6, 2006. The transaction would be material to the Company's July
31, 2005 financial statements; such transaction was not reflected in the previously issued July 31, 2005 audited financial statements of the Company. Squar Milner and certain members of management did not become aware of the possible transaction until May 2006.

A copy of Squar Milner's letter dated June 13, 2006 is attached as an exhibit to this report.

The Company will provide Squar Milner with a copy of this report on Form 8-K, with the request that Squar Milner furnish the Company with a letter addressed to the Securities and Exchange Commission within 10 business days stating whether or not it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree. The Company will file the letter from Squar Milner as an exhibit to an amendment to this report, within two business days of receipt.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 17     Letter  dated  June  13,  2006  from  Squar,   Milner,   Reehl  &
               Williamson, LLP


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Rudy 45



/s/ Alisa Taggart
-----------------
Alisa Taggart
Acting President and Chief Financial Officer

Date: June 21, 2006


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